UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
  ___________________________
  FORM 8-K
  ___________________________

CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 15, 2025
  ___________________________
PRUDENTIAL FINANCIAL, INC.
(Exact name of registrant as specified in its charter)
  ___________________________

New Jersey	001-16707	22-3703799
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification Number)

751 Broad Street
Newark, NJ 07102
(Address of principal executive offices and zip code)

(973) 802-6000
(Registrant’s telephone number, including area code)
___________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECURITIES REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, Par Value $.01	PRU	New York Stock Exchange
5.950% Junior Subordinated Notes	PRH	New York Stock Exchange
5.625% Junior Subordinated Notes	PRS	New York Stock Exchange
4.125% Junior Subordinated Notes	PFH	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02    Results of Operations and Financial Condition.

The information contained in Item 7.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 2.02.

Item 7.01    Regulation FD Disclosure.

Prudential Financial, Inc. (the “Company”) is furnishing this Current Report to (1) disclose certain preliminary financial information regarding the quarter ended December 31, 2024, prior to the availability of the Company’s quarterly earnings release and quarterly financial supplement for the period, scheduled for release on February 4, 2025; and (2) revise certain financial information included in the quarterly financial supplement for the quarter ended September 30, 2024.

Assets Under Management of the PGIM Segment
As of December 31, 2024, assets under management of the PGIM segment were $1.38 trillion.

Other Related Revenues, Net of Related Expenses, of the PGIM Segment
For the quarter ended December 31, 2024, PGIM’s other related revenues, net of related expenses, were approximately $65 million. “Other related revenues” includes incentive fees, transaction fees, and revenues from seed and co-investments and mortgage originations.

Alternative Investment Income of the General Account
For the quarter ended December 31, 2024, the alternative investment income of the Company’s General Account, excluding the Closed Block Division and Funds Withheld portfolios, (the “GA Portfolio”) is estimated to be approximately $10 - $30 million above the Company’s near-term expectations. “Alternative investment income” includes the adjusted operating income of the GA Portfolio’s interests in private equity, hedge fund and real estate-related investments, as well as real estate investments held through direct ownership, and excludes the results from those interests held by Divested Businesses and third parties that have been consolidated on the Company’s balance sheet.

The preliminary financial information presented above is estimated and unaudited and has been prepared in good faith on a basis consistent with prior periods based on information available to management as of the date hereof; however, we have not completed our financial closing procedures for the quarter ended December 31, 2024, and our actual results could be materially different from these preliminary financial results.

Revision of Quarterly Financial Supplement for the Third Quarter of 2024
During the fourth quarter of 2024, the Company identified an immaterial error in the application of adjusted operating income, its segment measure of performance, which resulted in an overstatement thereof for indexed variable and fixed annuity products within the Retirement Strategies segment, in the first three quarters of 2024 and each of the four quarters of 2023. As a result, the Company has decided to voluntarily revise its historical adjusted operating income for the relevant periods, resulting in a decrease in after-tax adjusted operating income of $115 million or $0.31 per Common share for the nine months ended September 30, 2024, and $24 million or $0.07 per Common share for the nine months ended September 30, 2023, compared to previously reported amounts(1). These revisions had no impact to GAAP net income, book value, statutory results, or the historical or expected future cash flows of these products.

The Company furnishes herewith, as Exhibit 99.1, a revised Quarterly Financial Supplement (unaudited) for the quarter ended September 30, 2024 to provide additional information regarding these revisions. The updates made for these revisions are highlighted in yellow throughout. Except as expressly described above, there have been no other changes to the previously issued supplement for the quarter ended September 30, 2024. In addition, except as specifically described above, the revised supplement does not reflect events occurring after the original filing thereof, nor does it modify or update disclosures therein in any way other than as required to reflect the revisions described above. The unaudited supplemental financial information included in Exhibit 99.1 has been prepared by, and is the responsibility of, the Company's management. This information should be read together with the consolidated financial statements and the related notes thereto and "Management's Discussion and Analysis of Financial Condition and Results of Operations" included in the Company's Quarterly Report on Form 10-Q, filed on October 31, 2024, and the Company's other filings with the SEC.

Certain of the statements included in this report, including those regarding our estimated financial results for the fourth quarter of 2024 and expected future cash flows, constitute forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Words such as “expects”, “believes”, “anticipates”, “includes”, “plans”, “assumes”, “estimates”, “projects”, “intends”, “should”, “will”, “shall”, or variations of such words are generally part of forward-looking statements. Forward-looking statements are made based on management’s current expectations and beliefs concerning future developments and their potential effects upon Prudential Financial, Inc. and its subsidiaries. Prudential Financial, Inc.’s actual results may differ, possibly materially, from expectations or estimates reflected in such forward-looking statements. Certain important factors that could cause actual results to differ, possibly materially, from expectations or estimates reflected in such forward-looking statements can be found in the “Risk Factors” and “Forward-Looking Statements” sections included in Prudential Financial, Inc.’s Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q. The estimated financial results for the fourth quarter of 2024 presented herein could differ from our actual results because we have not completed our financial closing procedures for the period. Prudential Financial, Inc. does not undertake to update any particular forward-looking statement included in this presentation.

(1)Adjusted operating income is a non-GAAP financial measure. See Exhibit 99.1 for more information about adjusted operating income.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Revised Quarterly Financial Supplement (unaudited) for Prudential Financial, Inc. for third quarter 2024 (furnished and not filed).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 15, 2025

PRUDENTIAL FINANCIAL, INC.

By:	/s/ Robert D. Axel
Name: Robert D. Axel Title: Senior Vice President and Principal Accounting Officer